Financial risk management and fair value estimates (Details Narrative) - ARS ($) $ in Millions	12 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Statement [Line Items]
Investments in shares and derivative financial instruments	$ 35,108	$ 47,343
Loss before income tax	3,511	4,734
Agricultural Business [Member]
Statement [Line Items]
Liability net book value	1,350,942	1,072,285
Loss for the year	135,094	107,229
Future exchange contracts assets	$ 12,809	$ 12,353
Agriculture business description	A 10% appreciation in real terms of the functional currencies against US dollar would have an equal and opposite effect on the Consolidated Statement of Income and Other Comprehensive Income
Trade receivables percentage	14.10%	15.40%
Urban Properties and Investments Business [Member]
Statement [Line Items]
Long-term financial borrowings fixed interest rate	92.80%	91.70%
Trade receivables percentage	80.27%	86.54%
Percentage of trade receivable by group	19.73%	13.46%
Net loss before income tax	$ 1,464	$ 1,486